Statement of Partners' Equity (USD $)	General Partners	Limited Partners	Total
Beginning Balance at Dec. 31, 2009	$ (125,280)	$ 1,800,014	$ 1,674,734
Net Income Allocation	8,532	844,687	853,219
Distributions	8,156	807,459	815,615
Ending Balance at Dec. 31, 2010	(124,904)	1,837,242	1,712,338
Net Income Allocation	7,964	788,399	796,363
Distributions	8,130	804,897	813,027
Ending Balance at Dec. 31, 2011	$ (125,070)	$ 1,820,744	$ 1,695,674